Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Benchmark Electronics, Inc. (the Company) on Form 10-Q for the period ending September 30, 2026 (the Report), I certify to the best of my knowledge that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2026	By:	/s/ David A. Moezidis
David A. Moezidis
President and Chief Executive Officer
(principal executive officer)